U.S. Global Sea to Sky Cargo ETF
Schedule of Investments
March 31, 2022 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 97.9%
	Canada - 3.8%
2,539	Cargojet, Inc.	$386,044
	China - 7.1%
255,267	COSCO SHIPPING Holdings Company, Ltd. - H-Shares (a)	445,144
11,378	ZTO Express Cayman, Inc. - ADR	284,450
		729,594
	Denmark - 4.1%
138	AP Moller - Maersk AS - Class B	418,057
	Germany - 8.5%
6,771	Deutsche Post AG	326,209
1,565	Hapag-Lloyd AG	548,128
		874,337
	Greece - 6.1%
2,228	Danaos Corporation	228,548
13,404	Star Bulk Carriers Corporation	397,965
		626,513
	Hong Kong - 10.3%
18,099	Orient Overseas International, Ltd.	483,823
385,460	Pacific Basin Shipping, Ltd.	209,133
102,940	SITC International Holdings Company, Ltd.	364,672
		1,057,628
	Israel - 5.0%
6,966	ZIM Integrated Shipping Services, Ltd.	506,498
	Japan - 12.7%
2,782	Kawasaki Kisen Kaisha, Ltd.	183,273
10,650	Kintetsu World Express, Inc.	274,255
6,294	Mitsui OSK Lines, Ltd.	176,815
4,448	NIPPON EXPRESS HOLDINGS, Inc.	307,641
4,075	Nippon Yusen KK	360,169
		1,302,153
	Norway - 2.0%
16,809	Golden Ocean Group, Ltd.	208,095
	Republic of Korea - 4.2%
17,937	HMM Company, Ltd.	431,388
	Switzerland - 4.0%
1,426	Kuehne + Nagel International AG	406,018
	Taiwan - 12.8%
94,057	Evergreen Marine Corporation Taiwan, Ltd.	443,177
65,297	Wan Hai Lines, Ltd.	361,223
117,297	Yang Ming Marine Transport Corporation	509,693
		1,314,093
	United Kingdom - 2.7%
64,773	Royal Mail plc	279,942
	United States - 14.6%
2,989	Expeditors International of Washington, Inc.	308,345
1,437	FedEx Corporation	332,508
4,338	GXO Logistics, Inc. (a)	309,473
1,887	Matson, Inc.	227,610
1,451	United Parcel Service, Inc. - Class B	311,181
		1,489,117
	TOTAL COMMON STOCKS (Cost $9,702,213)	10,029,477

	SHORT-TERM INVESTMENTS - 0.8%
76,170	First American Government Obligations Fund - Class X, 0.19% (b)	76,170
	TOTAL SHORT-TERM INVESTMENTS (Cost $76,170)	76,170
	TOTAL INVESTMENTS - 98.7% (Cost $9,778,383)	10,105,647
	Other Assets in Excess of Liabilities - 1.3%	133,323
	NET ASSETS - 100.0%	$10,238,970

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt.
(a) Non-income producing security.
(b) Rate shown is the annualized seven-day yield as of March 31, 2022.

Summary of Fair Value Disclosure at March 31, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$10,029,477	$-	$-	$10,029,477
Short-Term Investments	76,170	-	-	76,170
Total Investments in Securities	$10,105,647	$-	$-	$10,105,647

^ See Schedule of Investments for breakout of investments by country classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.